SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 25, 2000


                             MB Software Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Colorado                       0-11808                 59-2219994
----------------------------    ------------------       ---------------------
(State or other jurisdiction     (Commission File         (IRS Employer
 incorporation)                   Number)                  Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas   76011
        --------------------------------------------------------------------
                (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code    817-633-9400
                                                   ------------------






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Item 4.  Change in Registrant's Certifying Account

a)(1) Dismissal of Independent Accountant

     (i) On January 3, 2000, the Registrant advised Killman, Murrell & Company, P.C. that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1999. Killman, Murrell & Company had been engaged as the principal accountants to audit the Registrant's financial statements.

    (ii) Killman, Murrell & Company reports on the Registrant's financial statements for the past one-year contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

   (iii) There have been no disagreements with Killman, Murrell & Company on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's most recent fiscal year or in the subsequent interim period through January 3, 2000 (the date of termination) which disagreement(s), if not resolved to Killman, Murrell & Company satisfaction would have caused Killman, Murrell & Company to make reference to the subject matter of the disagreement(s) in connection with its report.

    (iv) Killman, Murrell & Company did not advise the Registrant during the Registrant's most recent fiscal year or in the subsequent interim period through January 3, 2000, (the date of termination):

          (A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

          (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the most recent fiscal year or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation: or


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


          (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     (v) The Registrant has requested Killman, Murrell & Company to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Killman, Murrell & Company's letter to the Securities and Exchange Commission is filed as Exhibit 1 to this Form 8-K.

a(2) Engagement of New Independent Accountant

     (i) As of this filing, Registrant has not engaged a new independent principal accountant to audit the Registrant's financial statements.

Item 7.  Financial Statements and Exhibits

         Exhibit Number    Description

         Exhibit 1 Letter from Killman, Murrell & Company to the Securities and Exchange Commission pursuant to
                           Item 304 (a) (3) of Regulation S-K.











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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MB Software Corporation

Date:  February 29, 2000
                                                /s/Scott A. Haire

                                              Scott A. Haire, Chairman of the
                                              Board, Chief Executive Officer
                                              And President (Principal Financial
                                              Officer)













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



                                INDEX TO EXHIBITS

   Exhibit Number             Description

         Exhibit 1 Letter from Killman, Murrell & Company P.C. to the Securities and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K.



















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

                           KILLMAN, MURRELL & COMPANY

February 23, 2000


Mr. Scott A. Haire
MB Software Corporation
2225 E. Randol Mill Road

Suite 305
Arlington, Texas 76011


This is to confirm that the client-auditor relationship between MB Software Corporation (Commission File No. 0-11808) and Killman, Murrell & Company, P.C. has ceased.



Sincerely,


/s/  Killman Murrell & Company P.C.
     --------------------------------
     Killman, Murrell & Company, P.C.















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

                           KILLMAN, MURRELL & COMPANY

February 23, 2000


Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C. 20549


Re:      MB Software Corporation
         File Reference Number 01-11808

We were previously the principal accountants for MB Software Corporation. We reported on the consolidated financial statements of MB Software Corporation and subsidiaries as of and for the years ended December 31, 1997 and 1998. On January 3, 2000, our appointment as principal accountant was terminated. We have read MB Software Corporation's statements included under Item 4 of its Form 8-k dated February 25, 2000 and we agree with such statements.

Sincerely,

/s/  Killman Murrell & Company, P.C.
     -------------------------------
     Killman Murrell & Company















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